Exhibit 99.1 NASDAQ: ISTR August 2018 1

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other www.investarbank.com things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” NASDAQ: ISTR “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the We encourage everyone to visit future plans, estimates or expectations by the Company will be achieved. Such forward-looking the Investors Section of our statements are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If website at www.investarbank.com, one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those where we have posted additional indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or important information such as otherwise. A number of important factors could cause actual results to differ materially from those press releases and SEC filings. indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: • business and economic conditions generally and in the financial services industry in particular, We intend to use our website to whether nationally, regionally or in the markets in which we operate; expedite public access to time- • our ability to achieve organic loan and deposit growth, and the composition of that growth; • our ability to integrate and achieve anticipated cost savings from our acquisitions; critical information regarding the • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; Company in advance of or in lieu • the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; of distributing a press release or a • our dependence on our management team, and our ability to attract and retain qualified personnel; filing with the SEC disclosing the • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; same information. • inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; • the concentration of our business within our geographic areas of operation in Louisiana; and • concentration of credit exposure. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission. 2

COMPANY PROFILE AS OF JUNE 30, 2018 Market Data Financial Highlights Shares Outstanding 9,581,034 Assets $1.7 billion Market Cap $264.9 million Net Loans $1.3 billion Price per Share $27.65 Deposits $1.2 billion Dividend Yield (YTD) 0.56% Tangible Equity(1) $157.3 million Price/ Tangible Book Value 168.4% TE/TA(1) 9.38% Price/LTM EPS $24.47 Net Income $6.2 million ROAA 0.76% Core ROAA(1) 0.94% ROAE 7.18% NPAs/Assets 0.50% Net Interest Margin 3.69% Cost of Funds 1.14% (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 3

SENIOR MANAGEMENT John J. D’Angelo, • Founding President and Chief Executive Officer President & CEO • New Orleans native; graduate of Louisiana State University • Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia • Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana, market • Current ownership of 1.8% Christopher L. Hufft, • Joined the Bank in February 2014 as Chief Accounting Officer, and assumed the Chief Financial Officer role of Chief Financial Officer in October of 2015. • Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company • Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors • B.S. Accounting – Louisiana State University Travis M. Lavergne, • Served as Executive Vice President and Chief Credit Officer since March, 2013 Chief Credit Officer and Chief Risk Management Officer since joining in July 2012 • Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 • B.S. Finance – Louisiana State University • M.B.A. Southeastern Louisiana University 4

ACCOMPLISHMENTS SINCE IPO Since IPO in June 2014, Investar has experienced significant progress: Further Established in Four Key Louisiana Markets Shifted from Consumer Loans to C&I and CRE Focus Maintained High Quality Organic Loan Growth Transitioned from Transactional Banking to Relationship Banking Continued to Add Experienced Bankers in Key Areas Completed Acquisitions on July 1, 2017 and December 1, 2017 5

INVESTAR TIMELINE March 2017 Completed public offering of 1.6 million July 2013 shares Entered Lafayette Issued $18.6 million October 2011 market by opening a in subordinated Acquired South de novo branch notes Louisiana Business Bank May 2013 Entered the 2Q 2011 Hammond market Opened two through the additional acquisition of First branches in Community Bank Baton Rouge Market May 2009 June 2006 Opened Chartered second with an initial branch in capitalization Baton Rouge of $10.1 million FY 2008 December 2012 July 2014 June 2017 Achieved Entered the New Completed initial Opened additional profitability in Orleans market public offering of 3.3 branch in each of our second full through the purchase million shares Baton Rouge and year of of two closed branch New Orleans markets operations locations and hiring of August 2014 July 2017 local bankers Opened additional Acquired Citizens branch in Baton Bancshares Rouge market December 2017 Acquired BOJ Note: Bank level data shown for 2006 through 2012 (holding company incorporated in 2013) Bancshares, Inc. 6

INVESTAR SNAPSHOT

INVESTAR HOLDING CORPORATION

Company overview

- Chartered as a de novo commercial bank in June 2006 by John J. D'Angelo, the current President and Chief Executive Officer
- Completed initial public offering of 3.3 million shares in July 2014, generating net proceeds of $41.7 million
- Headquartered in Baton Rouge, LA, ISTR offers a wide range of commercial banking products to meet the needs of small to medium-sized businesses
- Completed acquisition of Citizens Bancshares, Inc. ("Citizens") on July 1, 2017 and completed the acquisition of BOJ Bancshares, Inc. ("BOJ") on December 31, 2017.
- ISTR currently operates 20 full service banking offices, including the 3 branch locations acquired from Citizens and 5 branch locations acquired from BOJ, located throughout its primary markets of Baton Rouge, New Orleans, Lafayette, and Hammond, Louisiana.
- Pro Forma for the Citizens and BOJ acquisitions, ISTR is ranked 13th in the Louisiana market with $1.2 billion of total deposits as of June 30, 2017, and 8th for those headquartered in Louisiana
- Experienced management team that has generated strong organic growth complemented by three successful acquisitions since 2011
- Strong capital position and disciplined credit philosophy
- ISTR had 269 full-time equivalent employees as of June 30, 2018

Financial highlights

	As of and for the Year Ended		
	2015	2016	2017
Balance Sheet			
Total Assets	$1,032	$1,159	$1,623
Gross Loans	$826	$894	$1,259
Total Deposits	$737	$908	$1,225
Total Equity	$109	$113	$173
Profitability			
ROAA	0.77%	0.71%	0.62%
Net Interest Margin	3.61%	3.32%	3.39%
Efficiency Ratio[(1)]	68.72%	66.25%	69.80%
Capital			
TCE/TA	10.32%	9.48%	9.53%
Total Risk-Based Ratio	12.72%	12.47%	14.22%
Asset Quality			
NPAs / Loans & OREO	0.42%	0.67%	0.60%
NCOs / Avg Loans	0.05%	0.14%	0.07%
NPLs / Loans	0.32%	0.22%	0.29%


ISTR (12)
Citizens Bancshares, Inc. (3)
BOJ Bancshares, Inc. (5)
Lafayette

Note: Dollars in millions, unless noted otherwise

(1) Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income

7

INVESTAR HOLDING CORPORATION

ATTRACTIVE MARKETS

- ***Baton Rouge***
  - Louisiana's second largest market by deposits and the state capital, which includes major industrial, medical, research, motion picture, and growing technology centers
- ***Hammond***
  - Commercial hub of a large agricultural segment of Louisiana, bedroom community of New Orleans, and home to Southeastern Louisiana University with 5.24% population growth projected from 2018 to 2023
- ***Lafayette***
  - Louisiana's third largest city by population and deposits with 10.16% household income growth projected from 2018 to 2023
- ***New Orleans***
  - Louisiana's largest city by population and deposits and a hub of hospitality, healthcare, universities, and energy

Louisiana Deposit Market Share

2017 Rank	Institution (ST)	Branches	Deposits ($000)	Market Share (%)
1	Capital One Financial Corp. (VA)	125	18,463,462	17.66
2	JPMorgan Chase & Co. (NY)	141	18,171,467	17.38
3	Hancock Holding Co. (MS)	111	13,725,530	13.13
4	IBERIABANK Corp. (LA)	69	8,071,712	7.72
5	Regions Financial Corp. (AL)	101	7,615,154	7.28
6	Origin Bancorp Inc. (LA)	22	1,683,323	1.61
7	Home Bancorp Inc. (LA)	35	1,668,794	1.60
8	BancorpSouth Bank (MS)	35	1,588,663	1.52
9	Red River Bancshares Inc. (LA)	22	1,524,812	1.46
10	Gulf Coast B&TC (LA)	20	1,443,045	1.38
11	First Guaranty Bancshares Inc. (LA)	22	1,419,738	1.36
12	MidSouth Bancorp Inc. (LA)	35	1,294,066	1.24
13	**Investar Holding Corp. (LA)**	**21**	**1,233,967**	**1.18**
14	Bus. First Bancshares Inc. (LA)	18	1,231,936	1.18
15	Louisiana Community Bncp Inc. (LA)	24	994,030	0.95
16	CB&T Holding Corp. (LA)	3	908,764	0.87
17	First Trust Corp. (LA)	12	795,002	0.76
18	Citizens National Bancshares (LA)	12	768,234	0.73
19	One American Corp. (LA)	24	746,271	0.71
20	Jeff Davis Bancshares Inc. (LA)	23	724,894	0.69
	Total For Institutions In Market	**1,480**	**104,534,633**	

Market Share Opportunity


ISTR
3.6%
Small & Mid-size Banks
34.7%
Large Banks
61.8%

Baton Rouge:
Total Deposits: $20.4 Billion


ISTR
3.0%
Large Banks
21.1%
Small & Mid-size Banks
75.9%

Hammond:
Total Deposits: $1.8 Billion


ISTR
1.1%
Large Banks
19.9%
Small & Mid-size Banks
79.1%

Lafayette:
Total Deposits: $11.1 Billion


ISTR
0.3%
Small & Mid-size Banks
47.0%
Large Banks
52.6%

New Orleans:
Total Deposits: $34.6 Billion

Notes: Deposit information pro forma for Citizens and BOJ acquisitions; Large banks defined as having over $50 billion in assets
Sources: S&P Global Market Intelligence; FDIC; Deposit data as of June 30, 2017

8

OPPORTUNISTIC ACQUISITIONS COMPLETED Branch map Whole bank acquisitions • Four whole bank transactions completed since 2011 ISTR (12) • Processes and infrastructure established to analyze selective opportunities going forward Citizens Bancshares, Inc. (3) South Louisiana Business Bank BOJ Bancshares, Inc. (5) • Announced: June 2011 • Closed: October 2011 • 1 Branch in Prairieville, LA • $31.5 million in gross loans and $38.6 million in deposits¹ First Community Bank • Announced: January 2013 • Closed: May 2013 • 2 Branches – Hammond and Mandeville, LA • $77.5 million in gross loans and $86.5 million in deposits¹ Citizens Bancshares, Inc. • Announced: March 2017 • Closed: July 2017 • Pricing: 128% of TBV, 100% cash • 3 Branches – Evangeline Parish, LA • $129.2 million in gross loans and $212.2 million in deposits¹ BOJ Bancshares, Inc. • Announced: August 2017 • Closed: December 2017 • Pricing: 132% of TBV; 80% stock, 20% cash • 5 Branches – East Baton Rouge Parishes, East Feliciana Parishes, and West Feliciana Parishes, LA • $102.4 million in gross loans and $125.8 million in deposits¹ (1) Based on fair values at time of closing 9

Total Assets (in millions) *Represents the compounded annual growth rate for the five years ended December 31, 2017 10

TotalTotal LoansLoans (in millions) 3.3% 40.9% 19.9%* 19.7%* * Growth % excludes Loans HFS 11

LOAN COMPOSITION 2016 2017 Q2 2018 Increase/(Decrease) (dollars in thousands) Amount % Amount % Amount % Amount % Mortgage loans on real estate Construction and land development $ 90,737 10.2% $ 157,667 12.5% $ 165,395 12.7% $ 7,728 4.9% 1-4 Family 177,205 19.8 276,922 22.0 280,335 21.6 3,413 1.2 Multifamily 42,759 4.8 51,283 4.1 48,838 3.8 (2,445) (4.8) Farmland 8,207 0.9 23,838 1.9 20,144 1.5 (3,694) (15.5) Commercial real estate Owner-occupied 180,458 20.2 272,433 21.6 287,320 22.1 14,887 5.5 Nonowner-occupied 200,258 22.4 264,931 21.0 292,946 22.5 28,015 10.6 Commercial and industrial 85,377 9.6 135,392 10.8 145,554 11.2 10,162 7.5 Consumer 108,425 12.1 76,313 6.1 59,779 4.6 (16,534) (21.7) Total loans $ 893,426 100.0% $ 1,258,779 100.0% $ 1,300,311 100.0% $ 41,532 3.3% 12

LOAN COMPOSITION June 30, 2018 Total Loans: $1.3 billion Yield on loans: 5.08% 50% of CRE is owner-occupied 13

LOAN COMPOSITION Business Lending Portfolio1 Total Business Lending Portfolio1: $432.9 million (1) Business lending portfolio includes owner-occupied CRE and C&I loans as of June 30, 2018 14

CREDIT METRICS NPAs / Total Loans + OREO Investar Peers¹ NCOs / Average Loans Investar Peers¹ (1) Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area. 15

DISCIPLINED LENDING Reserves / Total Loans¹ At June 30, 2018: • Reserves / Total Loans¹: 0.76% Reserves / NPLs2 Provision Expense / NCOs (1) Total loans excludes loans held for sale, if applicable, allowance for loan losses, and loans acquired in 2017 (2) Nonperforming loans exclude loans acquired in 2017 16

DEPOSIT COMPOSITION AND GROWTH Deposit Composition ¹ ($1.2 billion) Cost of interest-bearing deposits: 0.94% Target: 20% of total deposits are noninterest-bearing Growth in noninterest-bearing deposits • Treasury Management YTD 2018: 2.8% • Small Business Banking 2017: 99.8% • Focus on Relationship Banking 2016: 19.9% • Strategic Acquisitions (1) As of June 30, 2018 19

DEPOSIT COMPOSITION AND GROWTH Total Deposits *Represents the compounded annual growth rate for the five years ended December 31, 2017 20

FINANCIAL HIGHLIGHTS

INVESTAR HOLDING CORPORATION

Amounts in thousands, except share data		Year Ended December 31,		
	2018 YTD	2017	2016	2015
Financial Highlights				
Total Assets	$1,697,471	$1,622,734	$1,158,960	$1,031,555
Gross Loans[(1)]	$1,300,311	$1,258,779	$893,846	$825,950
Total Deposits	$1,230,930	$1,225,237	$907,787	$737,406
Total Stockholders' Equity	$177,230	$172,729	$112,757	$109,350
Shares Outstanding	9,581,034	9,514,926	7,101,851	7,264,282
Capital Ratios				
Tangible Equity / Tangible Assets[(2)]	9.38%	9.53%	9.48%	10.32%
Tier 1 Leverage Ratio	10.22%	10.66%	10.10%	11.39%
Total Capital Ratio	14.04%	14.22%	12.47%	12.72%
Asset Quality Ratios				
NPAs / Total Assets	0.50%	0.46%	0.52%	0.30%
NPLs / Loans	0.33%	0.29%	0.22%	0.32%
Loan Loss Reserves / Total Loans	0.65%	0.63%	0.79%	0.82%
Loan Loss Reserves / NPLs	199.0%	214.4%	356.2%	254.2%
NCOs / Avg Loans	0.05%	0.07%	0.14%	0.05%
Performance Ratios				
Net Income	$6,222	$8,202	$7,880	$7,073
ROAE	7.18%	5.65%	6.99%	6.60%
ROAA	0.76%	0.62%	0.71%	0.77%
Core ROAA[(2)]	0.94%	0.69%	0.64%	0.76%
Net Interest Margin	3.69%	3.39%	3.32%	3.61%
Efficiency Ratio[(3)]	68.07%	69.80%	66.25%	68.72%
Per Share Data				
Tangible Book Value per Share[(2)]	$16.42	$16.06	$15.42	$14.62
Diluted Earnings per Share	$0.64	$0.96	$1.10	$0.97

(1) Gross loans includes loans held for sale (HFS)
(2) Non-GAAP financial measure. See non-GAAP financial measures slides.
(3) Efficiency ratio represents noninterest expense divided by the sum of net interest income (before provision for loan losses) and noninterest income.

19

PERFORMANCE METRICS Net Interest Margin Margin(%) Interest Net Core Return on Average Assets 1 Core ROAA (%) ROAA Core (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 20

PERFORMANCE METRICS Expense Ratios 1 Avg. (%) Assets Avg. Core Efficiency (%) Ratio Core Efficiency Noninterest Expense / Noninterest December 31, June 30, 2014 2015 2016 2017 2018 Employees 179 165 152 258 269 Locations 11 11 10 20 20 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 21

PROFITABILITY Net Income and Diluted Earnings Per Share perShare (Thousands) Income Net Net DilutedEarnings Core Diluted Earnings Per Share1 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 $0.22 $0.29 $0.34 $0.40 $0.40 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 22

INVESTMENT OPPORTUNITY 1 Management • Legacy team with proven industry expertise tied to the Southern Louisiana region • Continue to add experienced bankers in new and existing markets 2 Market • Southern Louisiana focus with complementary new market expansion 3 Growth • Leverage existing infrastructure in core markets • Limited de novo branching • Opportunistic, disciplined acquisition strategy • Focus on relationship banking 4 Asset Quality • Loan portfolio diversity • Disciplined credit philosophy – legacy delinquencies less than 1% 5 Profitability • Expected to increase as investment in infrastructure has already been made 23

APPENDIX 24

NON-GAAP FINANCIAL MEASURES

Tangible equity, tangible book value per share, and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	December 31,				June 30,
Dollar values in thousands except per share amounts	2014	2015	2016	2017	2018
Total Stockholders' Equity - GAAP	$ 103,384	$ 109,350	$ 112,757	$ 172,729	$ 177,230
Adjustments					
Goodwill	2,684	2,684	2,684	17,086	17,358
Other Intangibles	532	491	550	2,840	2,594
Tangible Equity	$ 100,168	$ 106,175	$ 109,523	$ 152,803	$ 157,278
Total Assets - GAAP	$ 879,354	$ 1,031,555	$ 1,158,960	$ 1,622,734	$ 1,697,471
Adjustments					
Goodwill	2,684	2,684	2,684	17,086	17,358
Other Intangibles	532	491	550	2,840	2,594
Tangible Assets	$ 876,138	$ 1,028,380	$ 1,155,726	$ 1,602,808	$ 1,677,519
Total Shares Outstanding					
Book Value Per Share	$ 14.24	$ 15.05	$ 15.88	$ 18.15	$ 18.50
Effect of Adjustment	(0.45)	(0.43)	(0.46)	(2.09)	(2.08)
Tangible Book Value Per Share	$ 13.79	$ 14.62	$ 15.42	$ 16.06	$ 16.42
Total Equity to Total Assets	11.76%	10.60%	9.73%	10.64%	10.44%
Effect of Adjustment	(0.33)	(0.28)	(0.25)	(1.11)	(1.06)
Tangible Equity to Tangible Assets	11.43%	10.32%	9.48%	9.53%	9.38%

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NON-GAAP FINANCIAL MEASURES

Dollar values in thousands except per share amounts		December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	June 30, 2018
Net interest income	(x)	$ 26,694	$ 31,458	$ 34,739	$ 42,517	$ 28,178
Provision for loan losses		1,628	1,865	2,079	1,540	1,192
Adjusted net interest income after provision for loan losses		25,066	29,593	32,660	40,977	26,986
Noninterest income	(v)	5,860	8,344	5,468	3,815	2,265
Gain on sale of investment securities		(340)	(489)	(443)	(292)	(22)
Gain on sale of fixed assets		(3)	(15)	(1,266)	(127)	(89)
Gain (loss) on sale of other real estate owned		(230)	105	(13)	(27)	4
Core noninterest income	(y)	5,287	7,945	3,746	3,369	2,158
Noninterest expense	(w)	24,384	27,353	26,639	32,342	20,722
Severance		-	(226)	(26)	(82)	-
Acquisition expense		-	-	-	(1,868)	(1,104)
Non-routine legal expense		-	-	-	-	(89)
Impairment on investment in tax credit entity		(690)	(54)	-	-	-
Customer reimbursements		-	-	(584)	-	-
Core noninterest expense	(z)	23,694	27,073	26,029	30,392	19,529
Core earnings before income tax expense		6,659	10,411	10,377	13,954	9,615
Core income tax expense		2,184	3,456	3,258	4,758	1,931
Core earnings		$ 4,475	$ 6,955	$ 7,119	$ 9,196	$ 7,684
Efficiency ratio	(w)/(x+v)	74.90%	68.72%	66.25%	69.80%	68.07%
Core Efficiency ratio	(z)/(x+y)	74.09%	68.85%	67.63%	66.23%	64.38%
Core ROAA		0.61%	0.76%	0.64%	0.69%	0.94%

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NON-GAAP FINANCIAL MEASURES

Dollar values in thousands except per share amounts	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Net interest income	9,302	11,538	12,817	13,858	14,320
Provision for loan losses	375	420	395	625	567
Net interest income after provision for loan losses	8,927	11,118	12,422	13,233	13,753
Noninterest income	801	1,167	962	1,072	1,193
Gain on sale of investment securities, net	(109)	(27)	(50)	-	(22)
(Loss) gain on sale of other real estate owned, net	10	(37)	5	-	4
Gain on sale of fixed assets, net	(1)	(160)	57	(90)	1
Core noninterest income	701	943	974	982	1,176
Core earnings before noninterest expense	9,628	12,061	13,396	14,215	14,929
Noninterest expense	6,928	9,122	9,608	10,562	10,160
Acquisition expense	(80)	(824)	(819)	(1,104)	-
Non-routine legal expense	-	-	-	-	(89)
Core noninterest expense	6,848	8,298	8,789	9,458	10,071
Core earnings before income tax expense	2,780	3,763	4,607	4,757	4,858
Core income tax expense	871	1,228	1,462	950	981
Core earnings before income tax expense	1,909	2,535	3,145	3,807	3,877
Core basic earnings per share	0.22	0.29	0.35	0.40	0.40
Diluted earnings per share (GAAP)	0.22	0.24	0.25	0.25	0.39
Gain on sale of investment securities, net	(0.01)	-	-	-	-
Gain on sale of fixed assets, net	-	(0.01)	-	(0.01)	-
Acquisition expense	0.01	0.06	0.06	0.09	-
Non-routine legal expense	-	-	-	-	0.01
Tax reform related re-measurement charges to income tax expense	-	-	0.03	0.07	-
Core diluted earnings per share	0.22	0.29	0.34	0.40	0.40

27

INCOME STATEMENT

INVESTAR HOLDING CORPORATION

(dollars in thousands, except share data)	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	June 30, 2018
INTEREST INCOME					
Interest and fees on loans	$ 29,979	$ 35,076	$ 39,380	$ 47,863	$ 31,849
Interest on investment securities	1,339	2,189	3,565	5,055	3,103
Other interest income	50	75	207	428	235
TOTAL INTEREST INCOME	31,368	37,340	43,152	53,346	35,187
INTEREST EXPENSE					
Interest on deposits	4,273	5,250	7,182	8,050	4,679
Interest on borrowings	402	632	1,231	2,779	2,330
TOTAL INTEREST EXPENSE	4,675	5,882	8,413	10,829	7,009
NET INTEREST INCOME	26,694	31,458	34,739	42,517	28,178
PROVISION FOR LOAN LOSSES	1,628	1,865	2,079	1,540	1,192
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	25,066	29,593	32,660	40,977	26,986
NON-INTEREST INCOME					
Service charges on deposit accounts	305	380	343	767	686
Gain on sale of investment securities, net	340	489	443	292	22
Gain on sale of assets, net	3,682	4,278	1,684	154	85
Servicing fees and fee income on serviced loans	885	2,543	2,087	1,482	541
Other operating income	648	654	911	1,120	931
TOTAL NON-INTEREST INCOME	5,860	8,344	5,468	3,815	2,265
INCOME BEFORE NON-INTEREST EXPENSE	30,926	37,937	38,128	44,792	29,251
NON-INTEREST EXPENSE					
Salaries and employee benefits	14,565	16,398	15,609	18,681	12,543
Impairment on investment in tax credit entity	690	54	11	-	-
Operating expenses	9,129	10,901	11,019	13,661	8,179
TOTAL NON-INTEREST EXPENSE	24,384	27,353	26,639	32,342	20,722
INCOME BEFORE INCOME TAX EXPENSE	6,542	10,584	11,489	12,450	8,529
INCOME TAX EXPENSE	1,145	3,511	3,609	4,248	2,307
NET INCOME	$ 5,397	$ 7,073	$ 7,880	$ 8,202	$ 6,222
Basic earnings per share	$ 0.98	$ 0.98	$ 1.11	$ 0.96	$ 0.64
Diluted earnings per share	$ 0.93	$ 0.97	$ 1.10	$ 0.96	$ 0.64

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